SCHEDULE 14A


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                           / / Confidential, for
                                                               use of
/X/  Definitive Proxy Statement                                the Commission
                                                               only

/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-ll(c) or Rule 14a-12

                        AMERICAN CASINO ENTERPRISES, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

                        AMERICAN CASINO ENTERPRISES, INC.
                        ---------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/x/               $125 per Exchange Act Rule 0-ll(c)(l)(ii), 14a-6(i)(1), or
                  14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                  (1) Title of each class of securities to which transaction applies:
                  (2) Aggregate number of securities to which transaction applies:
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
                  (4)     Proposed maximum aggregate value of transaction:
                  (5)     Total fee paid:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)     Amount Previously Paid:$______________
                  (2)     Form, Schedule or Registration Statement No.:_________
                  (3)     Filing Party: _________________
                  (4)     Date Filed: __________________


_________________
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                        AMERICAN CASINO ENTERPRISES, INC.
                              6243 Industrial Road
                             Las Vegas, Nevada 89118
                                 (702) 896-8888

                   ------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  April 29, 1996

To the stockholders of American Casino Enterprises, Inc.:

         You are cordially invited to attend the Annual Meeting (the "Annual Meeting") of the Stockholders of American Casino Enterprises, Inc., which will be held at the Treasure Island Hotel and Casino, 3300 South Las Vegas Boulevard, Las Vegas, Nevada 89103 at 10:00 a.m., Pacific time, on April 29, 1996, to consider and act upon the following matters:

         (1) To elect two Directors of the Company to serve for the ensuing two years and until their successors are duly elected and qualified.

         (2)      To approve the Company's 1996 Stock Option Plan.

         (3) To ratify the appointment of Bradshaw, Smith & Co., as the Company's independent public accountants for the year ended July 31, 1996.

         (4) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 14, 1996, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

Date:  Las Vegas Nevada                         By order of the Board of
       March 20, 1996                           Directors,

                                                Roy K. Keefer,
                                                Secretary

                        AMERICAN CASINO ENTERPRISES, INC.
                              6243 Industrial Road
                             Las Vegas, Nevada 89118
                                 (702) 896-8888

                        -------------------------------

                                 Proxy Statement

                         Annual Meeting of Stockholders

                                  April 29, 1996

         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of American Casino Enterprises, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company and for any adjournment or adjournments thereof (the "Annual Meeting"), to be held at the Treasure Island Hotel and Casino, 3300 South Las Vegas Boulevard, Las Vegas, Nevada 89103 at 10:00 a.m., Pacific time, on April 29, 1996, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed herewith, by means of which you may indicate your votes as to each of the proposals described in this Proxy Statement.

         All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. The affirmative vote by holders of a majority of the Common Stock represented at the Annual Meeting is required for the election of Directors and for the ratification of Bradshaw, Smith & Co., as the Company's independent public accountants. The affirmative vote by holders of a majority of the Common Stock outstanding is required for ratification of the adoption of the Company's 1996 Stock Option Plan. If no specification is made, shares represented by such Proxy will be voted FOR the election of the nominees for Directors as set forth herein; FOR the adoption of the Company's 1996 Stock Option Plan; and FOR the ratification of the appointment of Bradshaw, Smith & Co., as the Company's independent public accountants. Shares represented by proxies which are marked "abstain" for Items 2 and 3 on the proxy card and proxies which are marked to deny discretionary authority on all other matters will not be included in the vote totals, and therefore will have no effect on the vote. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter shall come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matter in accordance with their best judgment.

         A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its executive offices in Las Vegas, Nevada, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

         A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the meeting, at the executive offices of the Company, 6243 Industrial Road, Las Vegas, Nevada 89118, during ordinary business hours for ten days prior to the Annual Meeting. Such list shall also be available during the Annual Meeting.

         This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, the Proxy, and the 1995 Annual Report to Stockholders are expected to be mailed commencing on or about March 14, 1996, to stockholders of record on March 20, 1996.

                                VOTING SECURITIES

         March 14, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. As of that date, the Company had outstanding 14,367,958 shares of Common Stock, the only outstanding voting securities of the Company. Stockholders are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting.

         The following table sets forth, as of March 12, 1996, certain information concerning those persons known to the Company to be the beneficial owners (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") of more than five (5%) percent of the outstanding shares of Common Stock of the Company; the number of shares of Common Stock of the Company owned by all Directors of the Company, individually, and by all Directors and executive officers of the Company as a group:

Name and Address of
  Percent of                    Amount and Nature of            Percentage
 Beneficial Owner              Beneficial Ownership(1)          of Class (2)
-------------------            -----------------------          ------------
Audrey K. Tassinari                 1,142,902(3)                     7.5%
6243 Industrial Road
Las Vegas, NV 89118

Ronald J. Tassinari                 1,696,582(4)                    10.7%
6243 Industrial Road
Las Vegas, NV 89118

Roy K. Keefer                         431,000(5)                     2.8%
6243 Industrial Road
Las Vegas, Nevada  89118

Douglas R. Sanderson                   81,000(6)                      .5%
2800 Crystal Cove Drive
Las Vegas, Nevada  89117

Jeanne Hood                           150,000(7)                     1.0%
2316 Timberline Way
Las Vegas, NV  89117

Jay H. Brown                        1,379,857(8)                     9.4%
520 South Fourth Street
Las Vegas, NV 89102

All executive officers and          3,501,484(9)                    20.3%
directors as a group (5 persons)

---------------
(1) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons indicated.

(2) Based on 14,367,958 shares outstanding as of the date of this Report, except each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person and which are convertible or exchangeable within 60 days of the date hereof (pursuant to Rule 13d-3 under the Securities Exchange Act of 1934) have been converted or exercised.

(3) Includes an aggregate of 710,666 shares issuable upon exercise of a like number of stock options at exercise prices of $.25, $.58, $.76 and $1.75 per share. Does not include options to acquire 171,334 shares at an exercise price of $.76, which are not currently exercisable. In addition, such shares exclude the following shares as to which Mrs. Tassinari disclaims beneficial ownership: 364,154 shares of Common Stock owned of record by Ronald J. Tassinari, Mrs. Tassinari's husband; 11,094 shares owned of record by Mrs. Tassinari's husband as custodian for his son; and 1,321,334 shares issuable upon exercise of currently exercisable options owned by Mrs.

         Tassinari's husband.

(4) Includes 11,094 shares owned of record by Mr. Tassinari as custodian for his son and 1,321,334 shares issuable upon exercise of a like number of options at exercise prices of $.25, $.58, $.76 and $1.75 per share. Does not include options to acquire 342,666 shares at an exercise price of $.76, which are not currently exercisable. Such shares exclude the following shares as to which Mr. Tassinari disclaims beneficial ownership: 432,236 shares of Common Stock owned of record by Audrey K. Tassinari, Mr. Tassinari's wife; and 710,666 shares issuable upon exercise of a like number of currently exercisable stock options owned of record by Mr. Tassinari's wife.

(5) Includes 419,000 stock options to acquire a like number of shares at exercise prices of $.53, $.69 and $1.75 per share. Does not include options to acquire 188,000 shares at a price of $.69 per share which are not currently exercisable.

(6) Includes 65,000 shares issuable upon exercise of a like number of options at prices of $.53, $.69 and $1.75 per share.

(7) Represents options to acquire 150,000 shares at prices of $.69 and $1.75 per share.

(8) Includes an aggregate of 23,167 shares of Common Stock and 324,074 Warrants beneficially owned by Mr. Brown's son and 23,500 shares of Common Stock beneficially owned by Mr. Brown's wife.

(9) Includes presently exercisable options to purchase an aggregate of 2,666,000 shares of Common Stock referred to in notes 3, 4, 5, 6 and 7 above.




PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Board of Directors consists of five persons. The Company's two Class C Directors, Jeanne Hood and Douglas Sanderson, are standing for re-election, each to serve for a term of three years and until their successors are elected and qualified. The terms of the Company's remaining Directors, Ronald J. Tassinari and Audrey K. Tassinari, both Class A Directors, expire in 1998 and the term of Roy K. Keefer, a Class B Director, expires in 1997. Accordingly, no vote is being taken on their re-election at this Annual Meeting. It is intended that the accompanying form of Proxy will be voted FOR the election as

Directors of Ms. Hood and Mr. Sanderson, unless the Proxy contains contrary instructions. Proxies which abstain and do not direct the Proxy holders to vote for or withhold authority in the matter of electing Directors will be voted for the election of Ms. Hood and Mr. Sanderson. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

         Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

         The persons listed in the table below are all currently serving as Directors of the Company.

      Name                Age      Position with the Company
      ----                ---      -------------------------
Ronald J. Tassinari       52       President and Director
                                   (Class A)

Audrey K. Tassinari       57       Vice President
                                   and Director (Class A)

Roy K. Keefer             51       Chief Financial Officer,
                                   Secretary and Director
                                   (Class B)

Douglas R. Sanderson      49       Director (Class C)

Jeanne Hood               69       Director (Class C)

         Ronald J. Tassinari has been President and a Director of the Company since its inception in August 1979. From January to August 1979, he acted as a founder of the Company prior to its formation.

         Audrey K. Tassinari has been a Director of the Company since March 1985 and Vice President since April 1986. Mrs. Tassinari is the wife of Ronald J. Tassinari, the Company's President.

         Roy K. Keefer has been Chief Financial Officer of the Company since April 1992. Mr. Keefer has been a Director of the Company since December 1992. He served as Manager of Corporate Accounting for the Schulman Group, a major residential and commercial real estate developer in Las Vegas, Nevada from June 1991 to April 1992. Prior thereto, he was an audit manager for more than three years with Laventhol & Horwath, a national public accounting firm, and a successor thereto, Piercy, Bowler, Taylor and Kern. Prior thereto, for five years Mr. Keefer was a principal of Cox Keefer & Company, a public accounting firm.

         Douglas R. Sanderson has been a Director of the Company since December 1992. Since April 1995, Mr. Sanderson has been President of Sega Gaming Enterprises, Inc., an electronic games manufacturer located in Las Vegas, Nevada. Prior thereto, from June 1994 until April 1995, Mr. Sanderson was Vice President of Sales of Sega Gaming Enterprises, Inc. From November 1992 to June 1994, he was Director of National Casino Sales for Bally Gaming, Inc., where he managed and directed sales in major gaming centers of the United States. From October l990 to October l992 he was Sales Director for International Game Technology, a Nevada based gaming equipment manufacturer.

         Jeanne Hood has been a Director of the Company since February 1994. Since February 1994, Ms. Hood has served as a gaming consultant to the Company. See "Certain Relationships and Related Transactions." From 1985 to 1993 Ms. Hood served as President and Chief Executive Officer of Elsinore, Inc., a publicly traded gaming company located in Las Vegas, Nevada. From 1977 to 1993, Ms. Hood also served as President and Chief Executive Officer of Four Queens, Inc., a wholly-owned subsidiary of Elsinore, Inc., the owner and operator of the Four Queens Hotel Casino in Las Vegas, Nevada.

         Robert J. Michaels served as a Director of the Company from November 1982 until his death in November 1995.

Certain Information Concerning the Board of Directors

         Each Director will hold office until the next annual meeting of Stockholders and until his or her successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. The Board of Directors of the Company has audit and compensation committees, each consisting of Douglas Sanderson and Jeanne Hood.

         The Company held six meetings of the Board of Directors during the fiscal year ended July 31, 1995. Each member of the Board of Directors (at the time of such meeting) attended all of the meetings either in person or telephonically.

Executive Compensation

Summary Compensation Table

         The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company, a small business issuer, during the fiscal years ended July 31, 1993, 1994 and 1995, by the Company's Chief Executive Officer and all other executive officers whose total compensation exceeded $100,000.

                                       Annual Compensation                                Long-Term Compensation
                            ---------------------------------------          -----------------------------------------------------
                                                                                   Awards                        Payouts
                                                                             -------------------         -------------------------
   (a)              (b)        (c)             (d)           (e)              (f)         (g)            (h)          (i)
                                                                                                         Long-
                                                                                                         term
                                                             Other           Restrict-                   incent-
Name                                                         Annual          ed                          ive          All
and                                                          Compen-         Stock       Options/        Plan         Other
Principal                                                    sation          Award(s)    SARs            Payouts      Compensation
Position            Year    Salary ($)       Bonus ($)        ($)             ($)        (#)             ($)          ($)
---------           ----    ----------       ---------       ------          --------    -------         -------      ------------
Ronald J.
 Tassinari,         1995    $222,749(1)       $135,000         -0-             -0-      764,000(2)(3)     -0-             -0-
Chief Executive     1994    $ 74,520(4)       $ 20,000         -0-             -0-      500,000(5)        -0-             -0-
Officer and         1993    $ 13,846(6)       $    -0-         -0-             -0-          -0-           -0-             -0-
President

Audrey K.
 Tassinari,         1995    $ 91,071(1)       $ 82,500         -0-             -0-      382,000(8)(3)     -0-             -0-
Vice President(7)

Roy K. Keefer       1995    $112,391          $ 40,000         -0-             -0-      407,000(9)(3)     -0-             -0-
Chief Financial
Officer(7)

-------------------


(1) This amount does not include $12,000 fees paid to this person in Fiscal 1995 for serving on the Table Mountain Casino board of directors.

(2) Includes options to purchase 500,000 shares which were granted in December 1993 at $1.54 per share, cancelled and re-granted in November 1994 at $.76 per share.

(3) Such options were re-granted by the Board of Directors because the Board believed that the price upon re-grant better reflected the fair market value of the Company's Common Stock at the time of re-grant and as such would provide greater incentive for the optionee to better the Company's performance.

(4) This amount does not include $35,703 in salary and $12,000 in fees for serving on the Table Mountain Casino board of directors paid to Ronald
         J. Tassinari by the Table Mountain Casino during Fiscal 1994. The salary payments from the Casino to Mr. Tassinari ceased in April 1994. In addition, this amount does not include the cost to the Company of the use of automobiles leased by the Company or the cost to the Company of health insurance benefits.

(5) These options were granted in December 1993, cancelled in November 1994 and re-granted as set forth in footnotes (2) and (3) above.

(6) This amount does not include $48,620 in salary and Casino Board of Directors Fees paid to Ronald J. Tassinari by Table Mountain Casino during the year ended July 31, 1993. In addition, this amount does not include the cost to the Company of the use of automobiles leased by the Company or the cost to the Company of health insurance benefits.

(7) This person received less than $100,000 in compensation from the Company for the fiscal years ended July 31, 1994 and 1993.

(8) Includes options to purchase 250,000 shares which were re-granted in November 1994 at $.76 per share upon cancellation of a like number of options granted in December 1993 at $1.54 per share.

(9) Includes options to purchase 275,000 shares which were re-granted in November 1994 at $.69 per share upon cancellation of a like number of options granted in December 1993 at $1.40 per share.

Individualized Option/SAR Grants in Last Fiscal Year

                                         Individual Grants
                       ------------------------------------------------------------
   (a)                    (b)              (c)             (d)          (e)
                                       % of Total
                                       Options/SARs      Exercise
                       Options/        Granted to        or Sale
                       SARs            Employees in      Price           Expiration
Name                   Granted (#)     Fiscal Year       ($/SH)              Date
----                   -----------     ------------      --------    -------------------
Ronald J.
   Tassinari            764,000           39.7%           $.76       11/23/99 - 11/23/02

Audrey K.
   Tassinari            382,000           19.8%           $.76       11/23/99 - 11/23/02

Roy K. Keefer           407,000           21.1%           $.69       11/23/99 - 11/23/02

Aggregated Option/SAR Exercises in Last Fiscal Year and FY End Option/SAR Values

   (a)                   (b)                 (c)               (d)                       (e)

                                                                                      Value of
                                                             Number of                Unexercised
                                                             Unexercised              In-The-Money
                       Shares                                Options/SARs at          Options/SARs
                       Acquired                              FY-End (#)               at FY-End ($)
                       on Exer-           Value              Exercisable/             Exercisable/
Name                   cise (#)           Realized           Unexercisable            Unexercisable (1)
----                   --------           --------           ---------------          -----------------
Ronald J.
  Tassinari               0                 $0               921,334/342,666          $395,000/$125,440

Audrey K.
  Tassinari               0                 $0               460,666/171,334          $191,240/$35,980

Roy K. Keefer             0                 $0               269,000/188,000          $83,320/$52,640

---------------
(1) The closing price for the Company's Common Shares on July 31, 1995 was $.97 per share.


(d)      The Company has no long-term incentive plan awards.

(e) Directors receive $1,000 for each meeting of the Board of Directors they attend. They are also compensated for expenses incurred in attending the meetings. Certain of the Company's directors have received stock options from the Company. See "Certain Relationships and Related Transactions."

Employment Agreements

         On July 20, 1995, the Company entered into substantially similar employment agreements with Ronald J. Tassinari, to serve as the Company's Chief Executive Officer and President, Audrey K.

Tassinari, to serve as the Company's Vice President, and Roy K. Keefer to serve as the Company's Chief Financial Officer (collectively, the "Employees"). The employment agreements provide for a term which concludes on March 31, 2002. The agreements provide for annual salaries of $300,000, $98,000, and $108,000, respectively, for Mr. Tassinari, Mrs. Tassinari and Mr. Keefer. The agreements further provide that the Employees are entitled to receive annual increases in their salaries every December equal to no less than (i) the annual increases provided to the Company's other salaried executives or (ii) the increase in the Annual Average All Items Index of the U.S. City Average Consumer Price Index. Under the agreements, the Employees are entitled to receive incentive stock options under the Company's stock option plans and the Company is required to reimburse Employees for their personal legal and financial consulting expenses, subject to a maximum of three percent of their prior calendar year's base salary. Mr. Tassinari is entitled to a term life insurance policy with a minimum death benefit of $1,000,0000, payable to a beneficiary of Mr. Tassinari's designation. Mrs. Tassinari and Mr. Keefer are entitled to policies with $500,000 minimum death benefits, payable to beneficiaries of their designation. The Company has agreed to provide the Employees with an automobile allowance or, in lieu thereof, will pay them an equal monthly cash stipend. In the event that the Company requires the Employee to relocate from Las Vegas, Nevada, the Company has agreed to pay their relocation expenses and to provide second mortgages on their new permanent residences of up to $100,000. The employment agreements also provide for indemnification of the Employees in connection with their service to the Company.

         If the employment of any of the Employees is terminated by reason of death, the Company shall pay the balance of the monies due under the agreement to the estate of the decreased Employee. If the employment of any of the Employees is terminated by reason of disability, the Employee shall be entitled to one year of severance pay at full salary and then severance pay at half salary for the remainder of the term. If any of the Employees are terminated without cause, or the Employees terminate their own employment following: (a) a change in control (as defined below); (b) a significant change in the Employee's duties under the agreements; (c) a removal of the Employee from the positions or offices set forth in the agreements; (d) a substantial reduction in compensation, unless all senior executives receive comparable reductions; (e) a breach by the Company of the relocation provisions set forth in the agreements;
(f) if a successor to the Company refuses to assume the Company's obligations under the agreements; (g) a relocation of the Company's executive offices without the Employee's consent; (h) a failure by the Company to increase the Employee's salary; or (i) the Employee remains employed following a change in control, but then resigns within two years, then the Company shall pay as liquidated damages, or severance pay, or both to the Employee on the fifth day following the termination date, a lump sum equal to the product of (i) an amount equal to the sum of the annual base salary in effect as of the termination date plus any incentive compensation most recently paid or payable to the Employees, multiplied by (ii) two and ninety-nine one hundredths (2.99), (iii) plus any and all accrued salary, accrued vacation pay and accrued bonus in addition to any other consideration due under the agreements. In addition, the agreements provide that in the event an Employee terminates his or her employment following a change in control, the Company shall make a cash payment on the 91st day after such termination to the Employee in an amount equal to the excess, if any, of
(1) the number of options then held by the Employee which have not terminated other than as a result of termination of employment multiplied by the market price of the Company's common stock as of the date of termination, over (2) the aggregate exercise prices for all options then held by the Employee.

         For purposes of the employment agreements, a "change in control of the Company" shall be deemed to have occurred if (i) a third Person becomes the beneficial owner (as such term is defined in Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Act")) of the securities of the Company having twenty percent (20%) or more of the combined voting power of all classes of the Company's securities entitled to vote in an election of Directors of the Company; (ii) there occurs a tender offer or exchange offer by, a merger or other business combination with, or a sale of substantially all of the assets of the Company to any third Person; (iii) a stockholder or stockholders holding five percent (5%) or more of the outstanding common stock of the Company proposes a reconstitution of additions to or deletions from the Board and as a result, obtains a majority thereof; or (iv) during any period of two consecutive years during the term of the agreements, individuals who at the beginning of such period constitute the Board cease for any reason other than death or disability to constitute at least a majority thereof.

Certain Relationships and Related Transactions

         On September 23, 1993, the Company repaid $18,000 of indebtedness evidenced by a promissory note dated December 21, 1990 owed to a former director of the Company, who had loaned the Company such amount for working capital purposes during the year ended July 31, 1991.

         At July 31, 1995, the Company had revolving lines of credit totaling $500,000 with two banks. One line for $250,000 expires in December 1995 and bears interest at 3% above prime. The line is collateralized by 91,000 shares of the Company's common stock owned and pledged by Ronald J. Tassinari, the Company's President. The credit line is also guaranteed by Audrey K. Tassinari, the Company's Vice President. The other $250,000 line of credit is unsecured, expires in November 1995 and bears interest at 2% above prime. At July 31, 1995, no funds were outstanding on the lines of credit.

         Jeanne Hood, a Director of the Company, has provided consulting services to the Company since February 1994. Ms. Hood was compensated at the rate of $2,500 per month for such services for the period from August 1994 through December 1994 and $3,000 per month for the period from January 1995 through July 1995.

         On November 23, 1994, the Board of Directors granted stock options to Robert J. Michaels, Jeanne Hood and Douglas R. Sanderson, Directors of the Company, to purchase 50,000, 50,000 and 12,500 shares of Common Stock, respectively. The options were immediately exercisable at $.69 per share in recognition of prior services rendered to the Company and expire on November 23, 1997.

         On December 4, 1994, the Company loaned $110,000 to Ronald J. Tassinari, the Company's President and a Director. Such amount was repaid on January 30, 1995, together with interest of $1,460, which had been accrued at the rate of eight and one half percent (8.5%) per annum.

         On May 31, 1995, the Company loaned $125,000 to Ronald J. Tassinari, the Company's President and a Director. Such amount was repaid on July 24, 1995, together with interest of $2,109, which had been accrued at the rate of eleven percent (11%) per annum.

         On October 19, 1995, the Board of Directors granted stock options to Robert J. Michaels, Jeanne Hood and Douglas R. Sanderson, Directors of the Company, to purchase 50,000, 100,000 and 15,000 shares of Common Stock, respectively. The options were immediately exercisable at $1.75 per share in recognition of prior services rendered to the Company and expire on October 18, 2005.

         On October 19, 1995, the Board of Directors granted stock options to Ronald J. Tassinari, Audrey K. Tassinari and Roy K. Keefer, each an Officer and Director of the Company, to purchase 400,000, 250,000 and 150,000 shares of Common Stock, respectively. The options were immediately exercisable at $1.75 per share in recognition of prior services rendered to the Company and expire on October 18, 2005.

         See "Executive Compensation" for the terms of Employment Agreements between the Company and Ronald J. Tassinari, Audrey K. Tassinari and Roy K. Keefer, each a Director and officer of the Company.

         See "Executive Compensation" for the terms of options granted during Fiscal 1995 to Ronald J. Tassinari, Audrey K. Tassinari, Roy K. Keefer, each a Director and officer of the Company.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, during the period from August 1, 1994 through July 31, 1995, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                 STOCKHOLDERS VOTE "FOR" ALL THE NOMINEES LISTED
                          IN THE FOREGOING PROPOSAL 1.


PROPOSAL 2

                  APPROVAL OF AMERICAN CASINO ENTERPRISES, INC.
                             1996 STOCK OPTION PLAN

         The Board of Directors of the Company, subject to the approval of shareholders, adopted the American Casino Enterprises, Inc. 1996 Stock Option Plan (the "Plan"), which authorizes the grant of options to purchase an aggregate of 2,500,000 shares of Common Stock.

         The Board of Directors has deemed it in the best interest of the Company to establish the Plan so as to provide employees and other persons involved in the continuing development and successes of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. The Plan supplements the 1991 Officers Stock Option Plan, which presently has 468,734 shares remaining of the 1,500,000 authorized thereunder for issuance, and the 1992 Employee Stock Option Plan which has 191,266 shares of the 2,500,000 authorized thereunder remaining for issuance. Both the 1991 Officers Stock Option Plan and the 1992 Employee Stock Option Plan were previously approved by the Company's stockholders. It is the opinion of the Board of Directors that by providing the Company's employees and other individuals contributing to the Company and its subsidiaries the opportunity to acquire an equity investment in the Company, the Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also attract other qualified personnel to the Company's employ. The affirmative vote of a majority of the voting securities represented at the meeting, assuming a quorum is present, is required for approval of the Plan.

         The following statements summarize certain provisions of the Plan. All statements are qualified in their entirety by reference to the text of the Plan, copies of which are available for examination at the Securities and Exchange Commission and at the principal office of the Company, 6243 Industrial Road, Las Vegas, Nevada 89118.

         The Plan allows the Company to grant incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code and Stock Appreciation Rights ("SARs") (collectively, called the "Options"). The Plan is intended to provide the employees, directors, independent contractors and consultants of the Company with an added incentive to commence or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. The Board has deemed it in the best interest of the Company to establish the Plan so as to provide employees and the other persons listed above the opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock.

ELIGIBILITY FOR PARTICIPATION

         Under the Plan, ISOs or ISOs in tandem with SARs, subject to the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a)-(e), may be granted, from time to time, to employees of the Company, including officers, but excluding Directors, who are not otherwise employees of the Company. NQSOs and SARs may be granted from time to time, under the Plan, to employees of the Company, officers, Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company (persons entitled to receive ISOs, NQSOs, and/or SARs are hereinafter referred to as "Participants"). ISOs and ISOs in tandem with SARs may not be granted under the Plan to any person for whom shares first become exercisable under the Plan or any other stock option plan of the Company in any calendar year having an aggregate fair market value (measured at the respective time of grant of such options) in excess of $100,000. Any grant in excess of such amount shall be deemed a grant of a NQSO. The maximum number of Options which can be granted to a Participant in any calendar year is 350,000. To date, the Company has seven employees (three of whom are also directors), who are eligible for grants of one or more types of options under the Plan. The Company cannot presently compute the number of non-employees who may be entitled to NQSOs.

ADMINISTRATION

         The Plan is to be administered by the Board of Directors of the Company or by a Stock Option or Compensation Committee comprised of at least two disinterested persons (the term "disinterested" having the meaning ascribed to it by Rule 16b-3 of the Securities Exchange Act of 1934). Any Stock Option or Compensation Committee cannot contain less than two disinterested directors. An interested Director cannot be on such Committee. The Board of Directors or the Committee will have the authority, in its discretion, to determine the persons to whom, options shall be granted, the character of such options and the number of Common Shares to be subject to each option. Presently, the Plan will be administered by Jeanne Hood and Douglas Sanderson, the Company's two disinterested Directors.

TERMS OF OPTIONS

         The terms of options granted under the Plan are to be determined by the Board or its committee. Each option is to be evidenced by a stock option agreement between the Company and the employee to whom such option is granted, and is subject to the following additional terms and conditions:

                  (a) Exercise of the Option: The Board of Directors or its committee will determine the time periods during which options granted under the Plan may be exercised. An option must be granted within ten
         (10) years from the date the Plan was adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier. Options will be exercisable in whole or in part at any time during the period but will not have an expiration date later than ten (10) years from the date of grant. Unless otherwise provided in any option agreement issued under the Plan, any Option granted under the Plan may be exercisable in whole or in part at any time during the exercise period and must become fully exercisable within five years from the date of its grant, and no less than 20% of the Option shall become exercisable on an aggregate basis by the end of any of the first five years of the Option. The Board of Directors of or its Committee may, in its sole discretion, accelerate any such vesting period after the grant thereof. Notwithstanding the above, ISOs or SARs granted in tandem with ISOs, granted to holders owning directly or through attribution more than 10% of the Company's Common Shares are subject to the additional restriction that the expiration date shall not be later than five (5) years from the date of grant. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or if permitted by the instrument of grant, with respect to an ISO, or at the discretion of the Board or its committee with respect to NQSOs, by delivery of Common Shares having a fair market value equal to the option price, by delivery of an interest bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code or by a combination of cash, shares of Common Stock and promissory notes. Furthermore, in the case of a NQSO, at the discretion of the Board of Directors or its committee, the Participant may have the Company withhold from the Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the withholding amount due.

                  (b) Option Price: The option price of an NQSO or an SAR granted in tandem with an NQSO granted pursuant to the Plan, is determined by the Board of Directors or its committee at their sole discretion.

                  In no event may the option price of an ISO or SARs granted in tandem with ISOs be less than the fair market value on the date of grant. Such fair market value of an ISO shall be determined by the Board of Directors and, if the Common Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the reported bid and asked prices of the Common Shares on the over-the-counter market as reported by NASDAQ, the NASD OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on such date. ISOs or SARs granted in tandem with ISOs, granted to holders owning directly or through attribution, more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Shares on the date of grant.

                  (c) Termination of Employment; Death: Except as provided in the Plan, or otherwise determined by the Board of Directors or its committee in its sole discretion, upon termination of employment with the Company for any reason, a holder of an Option under the Plan may exercise such Option to the extent such Option was exercisable as of the date of termination or at any time within thirty (30) days after the date of such termination. However, unless otherwise determined by the Board of Directors or its committee in its sole discretion, any options granted under the Plan shall immediately terminate in the event the optionee is convicted of a felony committed against the Company.

                  If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or
         (ii) within three (3) months after the termination of such holder's employment, such option may be exercised within twelve months, less one day, of death by a legatee or legatees of such option under such individual's last will or by such individual's estate, to the extent such option was exercisable as of the date of death or date of termination of employment, whichever date is earlier.

                  If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may be exercised at any time within six months, less one day, after such holder's termination of employment due to the disability.

                  Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised except to the extent that the holder was entitled to exercise the option at the time of termination of employment or death, and in any event it may not be exercised after the original expiration date of the option.

                  (d) Nontransferability of Options; No Liens: An option is nontransferable and non-assignable by the optionee, other than by will or the laws of descent and distribution, and any ISO or SAR in tandem with an ISO is exercisable during the lifetime of the optionee and only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

         The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or its committee.

TERMINATION; MODIFICATION AND AMENDMENT

         The Plan (but not options previously granted under the Plan) shall terminate ten years from the earlier of the date of its adoption by the Board of Directors or the date the Plan is approved by the Stockholders of the Company. No option will be granted after termination of the Plan.

         The Board of Directors of the Company may terminate the Plan at any time prior to its expiration date, or from time to time make such modifications or amendments of the Plan as it deems advisable. However, the Board may not, without the approval of a majority of the then outstanding shares of the Company entitled to vote thereon, except under conditions described under "Adjustments Upon Changes in Capitalization," increase the maximum number of shares as to which options may be granted under the Plan or materially change the standards of eligibility under the Plan.

         No termination, modification or amendment of the Plan may adversely affect the terms of any outstanding options without the consent of the holders of such options.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event that the number of outstanding Common Shares of the Company is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of Common Shares available under the Plan, in the number of Common Shares reserved for issuance upon the exercise of then outstanding options and in the exercise prices of such options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of options granted under the Plan. Fractions of shares resulting from any such adjustment shall be revised to the next higher whole number of shares.

         In the event of the proposed dissolution or liquidation of substantially all of the assets of the Company, all outstanding options will automatically terminate, unless otherwise provided by the Board.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is only a summary of the principal Federal income tax consequences of the Options granted under the Plan and is based on existing Federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the Federal income tax consequences herein discussed.

         Generally, under present law, when an option qualifies as an ISO under
Section 422 of the Code (i) an employee will not realize taxable income either upon the grant or the exercise of the option, (ii) the amount by which the fair market value of the shares acquired by the exercise of the option at the time of exercise exceeds the option price is included in alternative minimum taxable income for purposes of determining the employee's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the option price paid therefor) upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss if the stock qualifies as a capital asset in the hands of the employee, and (iv) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs after the holder's death or more than two years after the grant of the option and one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the employee, in general, will recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under Federal and state law. Currently under the Code, the maximum rate of tax on ordinary income is greater than the rate of tax on long-term capital gains. Legislation has passed the House of Representatives and the Senate to decrease the marginal rate of tax on capital gains. It is unknown whether such legislation will eventually be enacted into law. Furthermore, in the future, the rate of tax on such gains may be increased. No assurance can be given of when, if ever, new tax legislation will be enacted into law, and the effective date of any such legislation.

         In the case of a non-qualified stock option granted under the Plan, no income generally is recognized by the optionee at the time of the grant of the option assuming such non-qualified stock option does not have a readily ascertainable fair market value. The optionee generally will recognize ordinary income when the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from non-qualified stock options will constitute compensation for which withholding may be required under Federal and state law, and the Company will receive an equivalent deduction, subject to the limitations of Section 162(m) of the Code which limits the amount a publicly held corporation may deduct with respect to remuneration generally paid to an executive officer of the Corporation to $1,000,000. Income recognized by such executive officer on the exercise of a NQSO or SAR would be deemed remuneration. There are certain exceptions including income from the exercise of a NQSO or SAR which the Company may avail itself if the Plan is administered by two directors who are not directly or indirectly employed by the Company and certain other tests are met by the Company. The Company does not currently have any such directors.

         Shares acquired upon exercise of non-qualified stock options will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of the exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss if the stock is a capital asset in his hands. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. As set forth above, the maximum rate of tax on ordinary income is currently greater than the rate of tax on long-term capital gains. To the extent an optionee recognizes a capital loss, such loss may currently generally offset capital gains and $3,000 of ordinary income. Any excess capital loss is carried forward indefinitely.

         The grant of an SAR is generally not a taxable event for the optionee. Upon the exercise of an SAR the optionee will recognize ordinary income in an amount equal to the amount of cash and with respect to SARs granted in tandem with NQSOs, the fair market value of any Common Shares received upon such exercise, and the Company will be entitled to a deduction equal to the same amount. However, if the sale of any shares received would be subject to Section 16(b) of the Securities Exchange Act of 1934, ordinary income attributable to such shares received will be recognized on the date such sale would not give rise to a Section 16(b) action, valued at the fair market value at such later time, unless the optionee has made a Section 83(b) election within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise.

         The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the Federal income tax consequences described herein, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which the grantee works and/or resides.

NEW PLAN BENEFITS

         As of March 12, 1996, no options have been granted or allocated under the Plan. Accordingly, any benefits or amounts that will be received by management of the Company under the Plan are not presently determinable.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL 2

PROPOSAL 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                The Board of Directors has appointed Bradshaw, Smith & Co., independent public accountants, to continue as the Company's auditors and to audit the books of account and other records of the Company for the fiscal year ending July 31, 1996. The Board recommends that shareholders vote "FOR" ratification of such appointment. Bradshaw, Smith & Co., Las Vegas, Nevada has audited the Company's financial statements since the fiscal year ended July 31, 1993. They have no financial interests, either direct or indirect, in the Company. Representatives of Bradshaw, Smith & Co. are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL 4.

                                  OTHER MATTERS

                The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

                                    EXPENSES

                The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the

Company, but no additional compensation will be paid to such individuals.

                              STOCKHOLDER PROPOSALS

                No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Nevada law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders, will be submitted timely only if the proposal has been received at the Company's principal executive office no later than December 30, 1996. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

                Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

                       BY ORDER OF THE BOARD OF DIRECTORS

Las Vegas, Nevada                                              Roy K. Keefer
March 20, 1996                                                 Secretary

                Copies of the Company's 1995 Annual Report on Form 10-KSB for the fiscal year ended July 31, 1995 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Roy K. Keefer, the Company's Secretary, American Casino Enterprises, Inc., 6243 Industrial Road, Las Vegas, Nevada 89118.

                        AMERICAN CASINO ENTERPRISES, INC.
                              6243 Industrial Road
                             Las Vegas, Nevada 89118

PROXY

                The undersigned, a holder of Common Stock of American Casino Enterprises, Inc. a Nevada corporation (the "Company"), hereby appoints Ronald
J. Tassinari and Roy K. Keefer, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on April 29, 1996 and any adjournments thereof, as follows:

                1. ELECTION OF DIRECTORS, as provided in the Company's Proxy
                   Statement:

                   [ ] FOR all nominees listed below
                   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME BELOW)

                   Douglas R. Sanderson and Jeanne Hood

                2. To act upon a proposal to adopt the Company's 1996 Stock
                   Option Plan.

                   [ ] FOR [ ] AGAINST [ ] ABSTAIN

                3. To ratify the appointment of Bradshaw, Smith & Co., as the
                   Company's independent auditors by the year ended July 31, 1996.

                   [ ] FOR [ ] AGAINST [ ] ABSTAIN

                4. Upon such other matters as may properly come before the meeting or any adjournments thereof.

                The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2 and 3, AND AS SAID PROXIES SHALL DEEM ADVISABLE
ON SUCH OTHER

BUSINESS AS MAY COME BEFORE THE MEETING.

                The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated March 20, 1996 relating to the Annual Meeting, and the 1995 Annual Report to Stockholders.

                                       ------------------------------

                                       ------------------------------
                                       Signature(s) of Stockholder(s)

        The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

Date:                     , 1996
     ---------------------

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                        AMERICAN CASINO ENTERPRISES, INC.

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                        AMERICAN CASINO ENTERPRISES, INC.
                             1996 STOCK OPTION PLAN

1.  Purposes.

         The AMERICAN CASINO ENTERPRISES, INC. 1996 STOCK OPTION PLAN (the "Plan") is intended to provide the employees, directors, independent contractors and consultants of American Casino Enterprises, Inc. (the "Company") with an added incentive to continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees, directors, independent contractors and consultants and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its stockholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code and Stock Appreciation Rights ("SARs") (collectively the "Options").

2.  Shares Subject to the Plan.

         The total number of shares of Common Stock of the Company, $.01 par value per share, that may be subject to Options granted under the Plan shall be 2,500,000 in the aggregate, subject to adjustment as provided in Paragraph 8 of the Plan; however, the grant of an ISO to an employee together with a tandem SAR or any NQSO to an employee together with a tandem SAR shall only require one shares of Common Stock available subject to the Plan to satisfy such joint Option. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for granting of Options under the Plan.

3.  Eligibility.

         ISO's or ISO's in tandem with SAR's (provided the SAR meets the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a) through (e) inclusive) may be granted from time to time under the Plan to one or more employees of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 424 of the Code. An Officer is an employee for the above purposes. However, a director of the Company who is not otherwise an employee is not deemed an employee for such purposes. ISOs, NQSOs and SARs may be granted from time to time

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under the Plan to one or more employees of the Company, Officers, members of the
Board of Directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company and/or of a subsidiary of the Company, including persons who have previously been granted Options under the Plan.

4. Administration of the Plan.

     (a) The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time and/or by a Stock Option Committee (the "Committee") which shall be comprised of at least two disinterested persons (the term "disinterested" having the meaning ascribed to it by Rule 16b-3 of the Securities Exchange Act of 1934 (the "1934 Act)) appointed by such Board of Directors of the Company. As and to the extent authorized by the Board of Directors of the Company, the Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors or Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISO, NQSOs, SARs in tandem with NQSOs, and/or SARs in tandem with ISOs) and the number of shares of Common Stock to be subject to each Option, the manner and form in which the optionee can tender payment upon the exercise of his Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting ISOs must be consistent with the requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422 of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors and/or the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors and/or the Committee, in its discretion, shall deem relevant. The Board of Directors' and/or the Committee's determinations on the matters referred to in this Paragraph shall be conclusive.

     (b) Notwithstanding anything contained herein to the contrary, at anytime during the period the Company's Common Stock is registered pursuant to Section 12(g) of the 1934 Act, the Committee, if one has been appointed to administer the Plan with respect to grants to all persons or solely with respect to persons subject to Section 16 of the 1934 Act, shall have the exclusive right to grant Options to persons subject to Section 16 of the 1934

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Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, comply with all applicable conditions of Rule 16b-3, as amended from time to time, (and its successor provisions, if any) under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors and/or such Committee.

5. Terms of Options.

     Within the limits of the express provisions of the Plan, the Board of Directors or the Committee may grant either ISOs or NQSOs or SARs in tandem with NQSOs or SARs in tandem with ISOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The optionee, if granted a SAR in tandem with a NQSO or ISO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO or ISO, at one of the certain specified times during the exercise period of the NQSO or ISO as set by the Board of Directors or the Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph (b) of this Paragraph 5) of one shares of Common Stock over the Option Price per share specified upon grant of the NQSO or ISO/SAR multiplied by the number of shares of Common Stock covered by the SAR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors and/or the Committee consistent with the provisions of the Plan, including the following:

     (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

     (b) The Option Price of the shares of Common Stock subject to each ISO and each SAR issued in tandem with an ISO shall not be less than the fair market value of such shares of Common Stock at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the Common Stock is listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the Common Stock on the over-the-counter market, as reported by the Nasdaq Stock Market, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option

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is granted for which such prices are available. If an ISO or SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the Common Stock at the time such ISO is granted.

     (c) The Option Price of the Common Stock subject to an NQSO or an SAR in tandem with a NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion.

     (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO or an SAR in tandem with an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more that 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

     (e) With respect to the grant of SAR's to Officers and Directors of the Company, an SAR may be exercised at any time after six months of the date of the grant thereof during the exercise period of the ISO or NQSO with which it is granted in tandem and prior to the exercise of such ISO or NQSO, but only within the specified 10 business day period referred to in subsection (e)(3) of Rule 16b-3 of the 1934 Act (generally, the 10 business days immediately following the publication of the Company's quarterly financial information) if the Company's Common Stock is registered pursuant to Section 12(g) of the 1934 Act. Notwithstanding the foregoing, the Board of Directors and/or the Committee shall in their discretion determine from time to time the terms and conditions of SAR's to be granted, which terms may vary from the afore-described conditions, and which terms shall be set forth in a written stock option agreement evidencing the SAR granted in tandem with the ISO or NQSO. The exercise of an SAR granted in tandem with an ISO or NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were subject to the exercised SAR. The Board of Directors or the Committee has the discretion to alter the terms of the SARS if necessary to comply with Federal or state securities law. Amounts to be paid by the Company in connection with an SAR may, in the Board of Director's or the Committee's discretion, be made in cash, Common Stock or a combination thereof.

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     (f) Unless otherwise provided in any Option agreement under the Plan, an
Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining Common Stock covered by the Option if less than one hundred (100), and
(ii) become fully exercisable more than five years from the date of its grant nor shall less than 20% of the Option become exercisable in any of the first five years of the Option.

     (g) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, which payment at the option of the optionee shall be in the form of (i) cash or certified or bank check payable to the order of the Company, of the Option Price of such Common Stock, or, (ii) if permitted by the Committee or the Board of Directors, as determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by the delivery of Common Stock having a fair market value equal to the Option Price or the delivery of an interest-bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code (provided, in order to qualify as an ISO, more than one year shall have passed since the date of grant and one year from the date of exercise), or (iii) at the option of the Committee or the Board of Directors, determined by the Committee or the Board of Directors in its sole discretion at the time of the grant of the Option with respect to an ISO and at or prior to the time of exercise with respect to a NQSO, by a combination of cash, promissory note and/or such shares of Common Stock (subject to the restriction above) held by the employee that have a fair market value together with such cash and principal amount of any promissory note that shall equal the Option Price, and, in the case of a NQSO, at the discretion of the Committee or Board of Directors by having the Company withhold from the Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the tax withholding amount due, or otherwise provide for withholding as set forth in Paragraph 9(c) hereof, or in the event an employee is granted an ISO or NQSO in tandem with an SAR and desires to exercise such SAR, such written notice shall so state such intention. The Option Price may also be paid in full by a broker-dealer to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option, or through any other medium of payment as the Board of Directors and/or the Committee, in its discretion, shall authorize.


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     (h) The holder of an Option shall have none of the rights of a shareholder with respect to the Common Stock covered by such holder's Option until such Common Stock shall be issued to such holder upon the exercise of the Option.

     (i) All Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any ISO or SAR in tandem with an ISO granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (j) The aggregate fair market value, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided for by Subparagraph (b) of this Paragraph 5, of the Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO.

     (k) Notwithstanding anything contained herein to the contrary, an SAR which was granted in tandem with an ISO shall (i) expire no later than the expiration of the underlying ISO; (ii) be for no more than 100% of the spread at the time the SAR is exercised; (iii) shall only be transferable when the underlying ISO is transferable; (iv) only be exercised when the underlying ISO is eligible to be exercised; and (v) only be exercisable when there is a positive spread.

     (l) In no event shall an employee be granted Options for more than 350,000 shares of Common Stock during any calendar year period; provided, however, that the limitation set forth in this Section 5(l) shall be subject to adjustment as provided in Section 8 herein.

6.  Death or Termination of Employment.

     (a) Except as provided herein, or otherwise determined by the Board of Directors or the Committee in its sole discretion, upon termination of employment with the Company for any reason, a holder of an Option under the Plan may exercise such Options to the extent such Options were exercisable as of the date of termination at any time within thirty (30) days after the date of such termination, subject to the provisions of Subparagraph (d) of this Paragraph 6. Notwithstanding anything contained herein to the contrary, unless otherwise determined by the Board of Directors or the Committee in its sole discretion, any options granted hereunder to an optionee and then outstanding shall immediately terminate in

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

the event the optionee is convicted of a felony committed against the Company, and the provisions of this Subparagraph (a) shall not be applicable thereto.

     (b) If the holder of an Option granted under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment, such Options may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within such time as determined by the Board of Directors or the Committee in its sole discretion, but in no event less than twelve months less one day after the individual's death, to the extent such Options were exercisable as of the date of death or date of termination of employment, whichever date is earlier.

     (c) If the holder of an Option under the Plan becomes disabled within the definition of section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (d) of this Paragraph 6, be exercised at any time within six months less one day after such holder's termination of employment due to the disability.

     (d) Except as otherwise determined by the Board of Directors or the Committee in its sole discretion, an Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or death, and in any event may not be exercised after the original expiration date of the Option.

     (e) The Board of Directors or the Committee, in its sole discretion, may at such time or times as it deems appropriate, if ever, accelerate all or part of the vesting provisions with respect to one or more outstanding options. The acceleration of one option shall not infer that any option is or to be accelerated.

7.  Leave of Absence.

     For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

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8.  Adjustment Upon Changes in Capitalization.

     (a) In the event that the outstanding Common Stock is hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of Common Stock or the like, or by the issuance of dividends payable in Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Company (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

     (b) Any Option granted under the Plan, unless waived by the Board of Directors or the Committee, may, at the discretion of the Board of Directors of the Company and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Company, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of optionee under his Option(s) prior to said substitution. To the extent the above may be inconsistent with Sections 424(a)(1) and (2) of the Code, the above shall be deemed interpreted so as to comply therewith.

     (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

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9.  Further Conditions of Exercise.

     (a) Unless the Common Stock issuable upon the exercise of an Option have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, an optionee must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

     (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

     (c) The Board of Directors or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option and/or SAR until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option and/or SAR in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold, or (iv) withholding the amount due from such employee's wages if the employee is employed by the Company or any subsidiary thereof.

10.  Termination, Modification and Amendment.

     (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a

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majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     (c) The Board of Directors of the Company may at any time, prior to ten
(10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the shareholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of shares of Common Stock as to which Options or shares may be granted under the Plan, or materially change the standards of eligibility under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     (d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11.  Effective Date of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors.

12.  Not a Contract of Employment.

     Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee.

13.  Other Compensation Plans.

     The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.

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